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                                  EXHIBIT 32.2


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


This certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the Quarterly Report of Consulier Engineering, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2003 (the "Report").

I, Warren B. Mosler, Principal Executive Officer of the Company, hereby certify that, to the best of my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     2. The information contained in the Report fairly presents, in all material respect, the financial condition and results of the operations of the Company.


Date: November 15, 2003                By: /s/ Warren B. Mosler
                                           -------------------------------------
                                           WARREN B. MOSLER
                                           Chairman of the Board, President
                                           & Chief Executive Officer (Principal
                                           Executive Officer)